UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2006

TransCommunity Financial Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Innslake Drive, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

TransCommunity Financial Corporation (the “Company”) filed a current report on Form 8-K on March 30, 2006 (the “March 30 8-K”), disclosing the resignations tendered by four members of its board of directors on March 29, 2006. A copy of the Company’s March 30 8-K was furnished to all four resigning directors not later than the day it was filed. The Company has received the letters attached as Exhibits 99.1 to 99.7 to this amended current report on Form 8-K/A from each of the four directors who resigned on March 29, 2006. The letter attached as Exhibit 99.5 was received by the Company on March 31, 2006. All of the other letters included as exhibits were received on April 3, 2006.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Letter dated March 29, 2006 from James L. Minter

99.2	Letter dated March 31, 2006 from James L. Minter

99.3	Letter dated April 3, 2006 from Julian C. Metts, Jr., DDS

99.4	Letter dated April 3, 2006 from Julian C. Metts, Jr., DDS

99.5	Letter dated March 29, 2006 from John J. Purcell, Jr.

99.6	Letter dated April 3, 2006 from John J. Purcell, Jr.

99.7	Letter dated March 29, 2006 from Dean P. Agee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL CORPORATION (Registrant)

/s/ Bruce B. Nolte
Bruce B. Nolte Chief Executive Officer

Date: April 4, 2006